UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	May 6, 2008
Date of Earliest Event Reported:	April 30, 2008

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Departure of Directors or Certain Officers.

On May 2, 2008, Miles A. Hewitt stepped down from his position as Senior Vice President, Paper.

(e)  Compensatory Arrangements of Certain Officers.

Hewitt Severance Arrangement

In connection with Mr. Hewitt’s departure from the company, the compensation committee of our board of directors has approved the entry into a severance arrangement with Mr. Hewitt.  Such arrangement describes and confirms the benefits and responsibilities set forth in the Officer Severance Agreement between Mr. Hewitt and the company.  Mr. Hewitt’s departure is deemed a “Qualifying Termination” under the Officer Severance Agreement.  The severance arrangement includes the following material provisions:

•                  An employment termination date of May 2, 2008

•                  Payment of a lump sum severance equal to Mr. Hewitt’s base salary and target annual incentive ($527,000)

•                  Healthcare and insurance benefits continued for 12 months following departure (estimated company cost, $11,000)

•                  Supplemental life insurance premiums continued for 12 months following termination ($9,000)

•                  Financial counseling allowance of up to $10,000 during next 12 months

•                  Nonqualified pension under the Supplemental Early Retirement Plan for Elected Officers, beginning January 1, 2014

•                  Covenant of confidentiality, nonsolicitation of employees, and nondisparagement

•                  Compliance with the other provisions outlined in the Officer Severance Agreement by and between Mr. Hewitt and the company

•                  Mr. Hewitt to sign a release as a condition to receiving benefits

The final severance arrangement with Mr. Hewitt will be filed with our second-quarter report on Form 10-Q.  The form of Officer Severance Agreement between Mr. Hewitt and the company was filed as Exhibit 10.19 to the current report on Form 8-K, which we filed with the SEC on February 28, 2008.

Approval of Long-Term Incentive Awards

As approved by the compensation committee of our board of directors, on May 2, 2008, certain of our managerial employees, including the following named executive officers, received grants of restricted stock and/or restricted stock units:

Name	Restricted Stock Shares	Restricted Stock Units

Alexander Toeldte	975,100	—

Robert M. McNutt	213,400	—

Judith M. Lassa	77,000	—

Robert E. Strenge	—	107,000

Fifty percent of the restricted shares vest only if the company achieves specified performance hurdles (performance-vesting restricted shares).  Half of the performance-vesting restricted shares will vest on February 28, 2011, if, at some point before this date, the stock price of our stock has closed at or above $10.00 on 20 of any consecutive 30 trading days.  The other half of the performance-vesting restricted shares will vest on February 28, 2011, if, at some point before this date, the stock price of our stock has closed at or above $12.50 on 20 of any consecutive 30 trading days.

The remaining fifty percent of the restricted shares vest with the passage of time (time-vesting restricted shares).  One-third of the time-vesting restricted shares will vest on each of February 28, 2009; February 28, 2010; and February 28, 2011, subject to certain EBITDA goals.

All employees, including Mr. Strenge, who are eligible for retirement on or before February 28, 2011, received restricted stock units in lieu of restricted stock shares.  The restricted stock units vest in the same manner as do the restricted stock shares.  Once vested, the restricted stock units are payable to the employee in stock.  Any shares or units not vested on or before February 28, 2011, are forfeited by the employee.

The shares of restricted stock and restricted stock units were granted, at no cost to the employee, under the Boise Inc. Incentive and Performance Plan, pursuant to a Restricted Stock (Restricted Stock Unit) Award Agreement, the forms of which are filed as Exhibits 99.1 and 99.2 to this Report on Form 8-K.  The forms of the award agreements are incorporated by reference into this Item 5.02.  The foregoing description of the terms and conditions of the restricted stock and restricted stock unit awards is qualified in its entirety by reference to the complete terms and conditions of the Boise Inc. Incentive and Performance Plan and the Restricted Stock (Restricted Stock Unit) Award Agreements.

Approval of 2008 Annual Incentive Award Criteria

On April 30, 2008, the compensation committee of our board of directors approved the 2008 annual incentive award criteria for our named executive officers pursuant to our Boise Inc. Incentive and Performance Plan.  The 2008 incentive awards will be based on the attainment of annual financial goals at corporate and business unit levels and for achieving individual annual performance objectives.  The awards will be calculated as a percentage of base salary, based on the extent to which the financial goals and performance objectives are met during the year.  The specific 2008 financial goals and performance objectives that will be used to calculate the awards are set forth below.

		2008 Target
		Incentive
	2008 Financial Goals	Percentage
Name	and Performance Objectives	Payout

Alexander Toeldte	90% corporate incentive cash flow	100%
	10% safety based on corporate recorded incident rate (RIR)

Robert M. McNutt	90% corporate incentive cash flow	65%
	10% safety based on corporate RIR

Judith M. Lassa	20% corporate incentive cash flow	50%
	70% packaging incentive cash flow
	10% safety based on corporate RIR

Robert E. Strenge	90% corporate incentive cash flow	65	% (1)
	10% safety based on corporate RIR

(1)   Mr. Strenge’s target incentive percentage payout was increased from 50% to 65% in connection with his promotion to Senior Vice President, Paper Manufacturing, on April 30, 2008.

The forms of the 2008 Annual Incentive Award Notifications for our named executive officers will be filed with our second-quarter report on Form 10-Q.

Item 8.01	Other Events.

On April 30, 2008, our board of directors elected Robert E. Strenge as Senior Vice President, Paper Manufacturing; Robert A. Warren as Senior Vice President and General Manager, Paper & Supply Chain; and Jeffrey P. Lane as Senior Vice President and General Manager, Packaging, as announced in the news release attached as Exhibit 99.3 to this Report on Form 8-K. All three individuals are deemed “executive officers” as defined under Section 16 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Form of Restricted Stock Award Agreement

Exhibit 99.2	Form of Restricted Stock Unit Award Agreement

Exhibit 99.3	Boise Inc. News Release dated May 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

	By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and
Secretary
Date: May 6, 2008